SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 1, 1999


                    DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
              (Exact Name of Registrant as Specified in Charter)


        Delaware                     000-12850                   13-3152648
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                        200 N. Westlake Blvd., Suite 202
                       Westlake Village, California 91362
                   (Address of Principal Executive Offices)

                                (805) 381-2700
                         (Registrant's Telephone Number)


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ITEM 5.     OTHER EVENTS

      Reference is made to the press release of Registrant, issued on March 11, 1999, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 18, 1999                           DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.


                                         By: /S/ STEPHEN ROSS
                                             -----------------------------------
                                             Stephen Ross
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS
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99.1        Press Release


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